Acquired Intangible Assets, Net (Schedule of Estimated Future Amortization Expense of Acquired Intangible Assets) (Details) - USD ($) $ in Thousands	Mar. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2019		$ 20,472
2020		18,267
2021		17,470
2022		15,064
2023		13,669
Thereafter		69,262
Total	$ 145,050	$ 154,204	$ 150,554